ADVANCED FINANCIAL, INC.
                                 5425 Martindale
                              Shawnee, Kansas 66218



                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                           OF ADVANCED FINANCIAL, INC.


     The undersigned having received the Notice of Annual Meeting of Stockholders and Proxy Statement dated August 5, 1996, hereby appoints Norman L. Peterson or his designee with full power of substitution and revocation to represent the undersigned and to vote all the shares of the common stock of Advanced Financial, Inc. (the "Company") which the undersigned is entitled to vote at the annual meeting of the Shareholders of the Company to be held on September 6, 1996 and any postponement or adjournment thereof.

   (1)  ELECTION OF          For all nominees below          WITHHOLD
        DIRECTORS:           (except as marked to            AUTHORITY
                             the contrary)                   to vote for
                                           ----------        all nominees
                                                             below
                                                                  ----------
           NORMAN L. PETERSON, DANIEL STAROZEWSKI, THOMAS G. SCHLEICH,
                     STEVEN A. WHITE and WILLIAM E. MOFFATT.

INSTRUCTION:       To withhold authority to vote for any individual nominee,
                   draw a line through or otherwise strike out his name. If authority is not withheld, the execution of this Proxy shall be deemed to grant such authority.

     (2) PROPOSAL TO RATIFY AND APPROVE 1996 STOCK PLAN.

                  For             Against              Abstain
                     -------             -------              -------

     (3) IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                  For             Against              Abstain
                     -------              -------              -------

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this Proxy will be voted for all nominated Directors and for proposals 2 and 3.

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.



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     THIS PROXY CONFERS DISCRETIONARY  AUTHORITY IN RESPECT TO MATTERS NOT KNOWN
OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.


     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished therewith.

     Dated:
           --------------------------

                                           -------------------------------------

                                           -------------------------------------
                                           Signature(s) of Shareholder(s)

                                           Signature(s) should  agree with the
                                           name(s) appearing  hereon. Executors,
                                           administrators, trustees, guardians
                                           and attorneys should indicate when
                                           signing. Attorneys should submit
                                           powers of attorney.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ADVANCED FINANCIAL, INC. PLEASE SIGN AND RETURN THIS PROXY TO ADVANCED FINANCIAL, INC., 5425 MARTINDALE, SHAWNEE, KANSAS 66218. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THIS MEETING.